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Accrued Interest Date:                                                                                     Collection Period Ending:
25-Oct-06                                                                                                                  31-Oct-06
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                            Period #
27-Nov-06                                         ------------------------------                                                  30
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Balances
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                                                                               Initial         Period End
     Receivables                                                        $1,500,120,934       $320,351,541
     Reserve Account                                                        $9,683,915         $7,449,165
     Yield Supplement Overcollateralization                                $10,287,158         $1,918,905
     Class A-1 Notes                                                      $313,000,000                 $0
     Class A-2 Notes                                                      $417,000,000                 $0
     Class A-3 Notes                                                      $470,000,000        $28,598,860
     Class A-4 Notes                                                      $256,312,000       $256,312,000
     Class B Notes                                                         $33,521,000        $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $344,088,828
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $16,029,516
           Receipts of Pre-Paid Principal                                   $7,076,416
           Liquidation Proceeds                                               $392,624
           Principal Balance Allocable to Gross Charge-offs                   $238,730
        Total Receipts of Principal                                        $23,737,287

        Interest Distribution Amount
           Receipts of Interest                                             $1,482,704
           Servicer Advances                                                        $0
           Reimbursement of Previous Servicer Advances                           ($298)
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $32,119
           Net Investment Earnings                                             $30,841
        Total Receipts of Interest                                          $1,545,366

        Release from Reserve Account                                                $0

     Total Distribution Amount                                             $25,043,922

     Ending Receivables Outstanding                                       $320,351,541

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $358,403
     Current Period Servicer Advance                                                $0
     Current Reimbursement of Previous Servicer Advance                          ($298)
     Ending Period Unreimbursed Previous Servicer Advances                    $358,105

Collection Account
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     Deposits to Collection Account                                        $25,043,922
     Withdrawals from Collection Account
        Servicing Fees                                                        $286,741
        Class A Noteholder Interest Distribution                              $825,196
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $23,565,590
        Reserve Account Deposit                                                     $0
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                    $268,067
     Total Distributions from Collection Account                           $25,043,922

Excess Funds Released to the Depositor
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        Release from Reserve Account                                                $0
        Release from Collection Account                                       $268,067
     Total Excess Funds Released to the Depositor                             $268,067

Note Distribution Account
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     Amount Deposited from the Collection Account                          $24,489,114
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $24,489,114

Distributions
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     Monthly Principal Distributable Amount                            Current Payment     Ending Balance      Per $1,000     Factor
     Class A-1 Notes                                                                $0                 $0           $0.00      0.00%
     Class A-2 Notes                                                                $0                 $0           $0.00      0.00%
     Class A-3 Notes                                                       $23,565,590        $28,598,860          $50.14      6.08%
     Class A-4 Notes                                                                $0       $256,312,000           $0.00    100.00%
     Class B Notes                                                                  $0        $33,521,000           $0.00    100.00%

     Interest Distributable Amount                                     Current Payment         Per $1,000
     Class A-1 Notes                                                                $0              $0.00
     Class A-2 Notes                                                                $0              $0.00
     Class A-3 Notes                                                          $116,066              $0.25
     Class A-4 Notes                                                          $709,130              $2.77
     Class B Notes                                                             $98,328              $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover   Current Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                 $0              $0
     Class A-2 Interest Carryover Shortfall                                         $0                 $0              $0
     Class A-3 Interest Carryover Shortfall                                         $0                 $0              $0
     Class A-4 Interest Carryover Shortfall                                         $0                 $0              $0
     Class B Interest Carryover Shortfall                                           $0                 $0              $0


Receivables Data
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                                                                      Beginning Period      Ending Period
     Number of Contracts                                                        32,149             31,213
     Weighted Average Remaining Term                                             23.33              22.40
     Weighted Average Annual Percentage Rate                                     4.61%              4.61%

     Delinquencies Aging Profile End of Period                           Dollar Amount         Percentage
        Current                                                           $284,884,206             88.93%
        1-29 days                                                          $28,749,921              8.97%
        30-59 days                                                          $4,787,549              1.49%
        60-89 days                                                          $1,064,184              0.33%
        90-119 days                                                           $268,539              0.08%
        120-149 days                                                          $597,142              0.19%
        Total                                                             $320,351,541            100.00%
        Delinquent Receivables +30 days past due                            $6,717,414              2.10%


     Write-offs
        Gross Principal Write-Offs for Current Period                         $238,730
        Recoveries for Current Period                                          $32,119
        Net Write-Offs for Current Period                                     $206,611

        Cumulative Realized Losses                                          $6,685,125


     Repossessions                                                       Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                      $971,656                 57
        Ending Period Repossessed Receivables Balance                         $672,883                 45
        Principal Balance of 90+ Day Repossessed Vehicles                      $80,161                  7



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $2,090,601
     Beginning Period Amount                                                $2,090,601
     Ending Period Required Amount                                          $1,918,905
     Current Period Release                                                   $171,696
     Ending Period Amount                                                   $1,918,905
     Next Distribution Date Required Amount                                 $1,754,905

Reserve Account
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     Beginning Period Required Amount                                       $7,449,165
     Beginning Period Amount                                                $7,449,165
     Net Investment Earnings                                                   $30,841
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                          $7,449,165
     Ending Period Amount                                                   $7,449,165
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